UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________________

FORM 8-K

____________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2019

____________________________________________________________________

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

____________________________________________________________________

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BYD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Boyd Gaming Corporation (the “Company”) appointed A. Randall Thoman as an independent member of its Board of Directors, effective as of September 17, 2019. Mr. Thoman was also appointed to the Audit Committee of the Board.

Mr. Thoman is the principal of Thoman International, LLC, a business advisory and consulting firm. Prior to the formation of Thoman International in 2009, Mr. Thoman was a partner with Deloitte & Touche LLP, with more than 30 years of experience working with large, complex public companies. Mr. Thoman is currently a member of the board of directors of Southwest Gas Corporation, and chairs the board’s audit committee. He previously served on the boards of SLS Las Vegas and SHFL Entertainment, Inc.

Mr. Thoman will be eligible to receive the standard compensation paid to outside directors as described in the Company’s Proxy Statement filed on Schedule 14A on March 12, 2019.

In connection with his appointment, Mr. Thoman will enter into the Company's standard form of directors and officers indemnification agreement (“Indemnification Agreement”). The form of Indemnification Agreement was filed as an exhibit to the Company's Registration Statement on Form S-1 (File No. 33-64006).

No “family relationship,” as that term is defined in Item 401(d) of Regulation S-K, exists among Mr. Thoman, on the one hand, and any of the Company’s directors or executive officers, on the other hand.

A copy of the Company’s press release announcing the appointment of Mr. Thoman is furnished as Exhibit 99.1 hereto.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 18, 2019	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer